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                                                                                                      EXHIBIT 99.1

                                        CENDANT CORPORATION AND SUBSIDIARIES
                                      CONSOLIDATED SCHEDULE OF FREE CASH FLOWS
                                                   (IN MILLIONS)

                                                                                      TWELVE MONTHS ENDED
                                                                                         SEPTEMBER 30,
                                                                                ------------------------------
                                                                                    2001              2000
                                                                                -------------    -------------
Adjusted EBITDA (*)                                                             $       2,052 (A)        1,806 (B)
Less: Move.com Group                                                                       29               83
                                                                                -------------    -------------
Adjusted EBITDA, excluding Move.com Group                                               2,081            1,889

Interest expense, net (C)                                                                (226)            (130)
Minority interest, excluding tax benefit (D)                                              (75)            (109)
Tax payments                                                                              (56)             (49)
                                                                                -------------    -------------
CASH FLOW NET OF TAXES PAID                                                             1,724            1,601

Tax refunds                                                                                10              126
Restructuring and other unusual payments                                                  (30)            (175)
Working capital and other                                                                 172             (238)
                                                                                -------------    -------------
OPERATING CASH FLOW                                                                     1,876            1,314

Adjusted capital expenditures (E)                                                        (320)            (216)
                                                                                --------------   -------------
FREE CASH FLOW                                                                          1,556            1,098

NON-OPERATING ACTIVITIES:
   Investments (F)                                                                       (579)            (173)
   Acquisitions, net of cash acquired                                                  (1,975)            (102)
   Funding of stockholder litigation settlement trust                                  (1,100)               -
   Net proceeds from sale of subsidiaries                                                   -              741
   Other (G)                                                                             (219)            (186)
                                                                                -------------    -------------
                                                                                       (3,873)             280
                                                                                -------------    -------------

FINANCING ACTIVITIES:
   Net proceeds from (repayments on) borrowings (H)                                     3,332             (894)
   Net issuances of equity securities and other                                           679              159
                                                                                -------------    -------------
                                                                                        4,011             (735)
                                                                                -------------    -------------

NET CHANGE IN CASH BEFORE MANAGEMENT AND MORTGAGE PROGRAMS                              1,694              643

MANAGEMENT AND MORTGAGE PROGRAMS:
   Net investment in vehicles                                                          (1,297)               -
   Net mortgage origination and sales                                                   1,709              675
   Net mortgage servicing rights                                                         (584)            (667)
   Net contract receivables                                                                11                -
   Net relocation advances                                                               (149)             582
   Net financing for assets of management and mortgage programs                           607             (647)
                                                                                -------------    -------------
                                                                                          297              (57)
                                                                                -------------    -------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                       $       1,991    $         586
                                                                                =============    =============

-----------------------

(*)      Adjusted EBITDA is defined as earnings before non-operating interest, income taxes, non-vehicle depreciation and amortization, minority interest and equity in Homestore.com, adjusted to exclude certain items which are of a non-recurring or unusual nature and not measured in assessing segment performance or are not segment specific.

(A)      Excludes (i) a net gain related to the dispositions of businesses ($434 million) and (ii) a credit to reflect an adjustment to the PRIDES class action litigation settlement charge recorded in the fourth quarter of 1998 primarily for Rights that expired unexercised ($14 million). Such amounts were partially offset by (i) a charge to fund an irrevocable contribution to an independent technology trust responsible for providing technology initiatives for the benefit of current and future franchisees at Century 21,
         Coldwell Banker and ERA ($95 million), (ii) a charge in connection with the creation of Travel Portal,
         Inc., a company that was created to pursue the development of an online travel business for the benefit of certain current and future franchisees ($85 million), (iii) charges associated with the September 11th terrorist attacks principally related to costs incurred to reduce Avis' fleet size and certain other effects on Avis' car rental operations ($60 million); information systems costs associated with terminated projects ($8 million); and marketing fund expenses that will not be recovered by franchisees as a result of decreased occupancy levels ($6 million), (iv) litigation settlement and related costs ($50 million),
         (v) charges related to the acquisition and integration of Avis Group ($8 million) and (vi) a non-cash contribution to the Cendant Charitable Foundation ($7 million).

(B)      Excludes (i) a charge associated with the settlement of the principal common stockholder class action lawsuit ($2,894 million), (ii) charges in connection with restructuring and other initiatives ($109 million) and (iii) litigation settlement and related costs ($43 million). Such amounts were partially offset by (i) a net gain related to the dispositions of businesses ($242 million), (ii) a non-cash credit in connection with a change to the original estimate of the number of Rights to be issued in connection with the PRIDES settlement resulting from unclaimed and uncontested Rights ($41 million) and (iii) a gain representing the recognition of a portion of the Company's previously recorded deferred gain from the sale of its fleet business due to the disposition of VMS Europe by Avis Group Holdings, Inc. in August 2000
         ($35 million).

(C)      Excludes non-cash interest recorded on zero-coupon senior convertible notes.

(D)      Represents the before tax amounts of minority interest.

(E)      Represents total capital expenditures exclusive of Move.com Group capital expenditures ($4 million and $16 million in 2001 and 2000, respectively).

(F)      Represents investment activity of the Company, including cash payments in 2001 associated with (i) the funding of marketing expenses incurred by Trilegiant Corporation, a newly formed company that provides fulfillment services to members of the Company's individual membership business ($104 million), (ii) a contribution to the independent technology trust responsible for providing technology initiatives for the benefit of current and future franchisees at Century 21, Coldwell Banker and ERA ($95 million), (iii) a contribution to NRT Incorporated, an unconsolidated affiliated company that acquires residential real estate brokerage firms ($149 million) and (iv) the creation of Travel Portal, Inc., a company that was created to pursue the development of an online travel business for the benefit of certain current and future franchisees ($45 million).

(G)      Includes net cash used in Move.com Group operations and the effects of changes in exchange rates.

(H)      Represents debt borrowings, net of debt repayments and financing costs (including the issuance of a mandatorily redeemable preferred interest in a subsidiary in the twelve months ending September 30, 2000).
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